UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2020

Coupa Software Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-37901	20-4429448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 S. Grant Street
San Mateo, CA 94402
(Address of principal executive offices, including zip code)
650-931-3200
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COUP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE
On November 2, 2020, Coupa Software Incorporated (the “Company”) filed a Current Report on Form 8-K to report its completion of the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization, dated November 2, 2020, by and among the Company, Laurel Parent Holdings, Inc. and several other parties, pursuant to which the Company acquired Laurel Parent Holdings, Inc. and its subsidiaries, including LLamasoft, Inc., a Delaware corporation (collectively, the “LLamasoft Group”). This Current Report on Form 8-K/A supplements and amends the Current Report on Form 8-K filed on November 2, 2020 in order to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K in connection with the Company’s acquisition of the LLamasoft Group.

Item 9.01.    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited consolidated financial statements of Laurel Parent Holdings, Inc. and Subsidiaries as of and for the year ended December 31, 2019, including the notes related thereto, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated interim financial statements of Laurel Parent Holdings, Inc. and Subsidiaries as of and for the six months ended June 30, 2020, including the notes related thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Laurel Parent Holdings, Inc. and Subsidiaries as of July 31, 2020, for the year ended January 31, 2020 and the six months ended July 31, 2020, including the notes related thereto, are filed as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Auditors.
99.1	Audited consolidated financial statements of Laurel Parent Holdings, Inc. and Subsidiaries as of and for the year ended December 31, 2019.
99.2	Unaudited condensed consolidated interim financial statements of Laurel Parent Holdings, Inc. and Subsidiaries as of and for the six months ended June 30, 2020.
99.3
Unaudited pro forma condensed combined financial information of the Company and Laurel Parent Holdings, Inc. as of July 31, 2020, for the year ended January 31, 2020 and the six months ended July 31, 2020.

104	Cover Page Interactive Data File (Formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coupa Software Incorporated

By:	/s/ Todd Ford
Todd Ford
Dated: January 6, 2021	Chief Financial Officer (Principal Financial Officer)